Supplement dated January 30, 2003

                          to the following prospectus:

       Evergreen Pathways(SM) Variable Annuity dated July 19, 2002 (45275 A)

The prospectus for the contract states that you are able to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums), and that we will not accept requests for transfers from the one-year fixed account at any other time. Transfers from the one-year fixed account are not subject to a MVA.

The prospectus for the contract also states that automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

Until further notice, however, we have removed these restrictions for transfers from the one-year fixed account to the subaccounts, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


45275-2 A (1/03)